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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21786
ING Risk Managed Natural Resources Fund
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180
Date of fiscal year end:                       February 28
Date of reporting period:                    August 31, 2007

Funds

Semi-Annual Report

August 31, 2007

ING Risk Managed Natural Resources Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800)-992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800)-992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company traded on the New York Stock Exchange under the symbol “IRR.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of companies in the energy and natural resources industries and by employing an integrated options “collar” strategy. The Fund’s collar strategy also seeks to reduce the volatility of the performance of the Fund on a total return basis relative to the natural resources equity sector and to help the Fund achieve its total return investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

I am pleased to report that for the six months ended August 31, 2007, the Fund continued to provide you with attractive quarterly distributions generated by its natural resources equity strategy, coupled with its collar strategy. During the period, the Fund made two quarterly distributions of $0.425 per share.

Based on net asset value (“NAV”), the Fund had a total return of 4.97%(1) for the six-month period. This NAV return reflects an increase net asset value from $19.18 on February 28, 2007 to $19.27 on August 31, 2007, plus the reinvestment of $0.85 per share in distributions.

Based on its share price as of August 31, 2007, the Fund, provided a six-month total return of (0.87%)(2). This return reflects a decrease in its share price from $18.76 on February 28, 2007 to $17.80 on August 31, 2007, plus the reinvestment of $0.85 per share in distributions.

For more information on the Fund’s performance, please read the Market Perspective and Portfolio Managers’ Report.

At ING Funds our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews
President
ING Funds
October 12, 2007

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)   Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)   Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2007

This was a tumultuous first half of the fiscal year. Global equities, represented by the Morgan Stanley Capital International World IndexSM(1) (“MSCI World IndexSM) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) at first slipped, then put on 10% in four months, lost it all in another month, before recovering to end up 4.2% for the six months ended August 31, 2007. In currencies, the belief that European interest rates would rise relative to U.S. rates, sent the euro to multiple new high levels against the dollar and the pound to its best level against the dollar in 26 years. The yen, after being dragged down by the “carry trade”, in which speculators borrow in yen at low interest and buy higher yielding securities in other currencies, rebounded as those trades were later unwound. For the half-year, the dollar fell 3.3%, 2.5% and 3.5% against the euro, pound and yen, respectively.

As our previous fiscal year drew to a close, hopes of an end to the slumping housing market were dashed as sub-prime mortgage defaults surged. Gloom on the housing front continued into the summer. Foreclosures in May 2007 were 90% higher than one year earlier. Housing sales were generally still receding and inventories rising to record levels. Existing home prices were reported as falling for the first time since 1991. Homebuilder confidence eroded to a 16-year low. The sub-prime dragon reared its head again in June 2007 when the investment bank, Bear Stearns, had to step in to rescue two of its hedge funds in distress over holdings in mortgage bonds. As June ended, first quarter gross domestic product (“GDP”) growth was finalized at just 0.69% annualized, the lowest since 2003.

Yet into July 2007, most observers believed the chance that sub-prime mortgage problems could trip the economy into recession was small. Federal Reserve Board Chairman Bernanke said as much himself in early June. Other measures of activity such as employment, purchasing managers’ indices and personal spending held up well.

But from mid-July a series of shocks sent investors scurrying for cover. Mr. Bernanke himself had to acknowledge on July 18, 2007, the day that another set of woeful housing statistics was released, that the sub-prime mortgage situation had “significantly deteriorated.” Within weeks, financial institutions were reporting that the sub-prime default crisis had spread to other classes of mortgage loans and the securities derived from them. Worse, it appeared that the vast asset-backed commercial paper market was in the process of seizing up globally because lenders had lost confidence in the value of the collateral. Confirmation came on August 9, 2007, from an unlikely source, when French bank BNP Paribas announced similar problems with its own U.S. mortgage-backed structured investment vehicles. Banks were by now reluctant to lend to each other and over night inter-bank interest rates soared. This caused central banks to pour billions into the inter-bank system. But by the end of August 2007, the commercial paper market was still paralyzed and shrinking and investors had lost much of their appetite for risk.

U.S. fixed income markets saw a pronounced steepening of the yield curve during the six-month period ended August 31, 2007, with the yield on the ten-year Treasury Note falling 1 basis point (0.01%) to 4.54%, having risen in June 2007 to a five-year high of 5.25%, while the yield on the three-month Bill fell exactly 100 basis points (1.00%), 81 basis points (0.81%) of it in the last three weeks as investors fled to safety.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price Index(2) (“S&P 500® Index”) including dividends, returned 5.7% for the half-year, finally breaching its March 2000 record in May 2007. From there the index proceeded fitfully to its best level on July 19, 2007, up 10.4% since the end of February 2007. The market was cheered by year-over-year percentage profits growth of 8.6%, less than the double-digits enjoyed for 14 consecutive quarters, but much better than had been feared, and by takeover activity, much of it from private equity firms able to draw from an apparently bottomless well of liquidity. But the events described above exposed this as an illusion and on August 16, 2007, the general risk aversion that gripped investors took the index below its February 28, 2007 level. Only soothing words from Mr. Bernanke, interpreted as a September rate cut signal, allowed a partial recovery.

Internationally, the MSCI Japan® Index(3) fell 7.1% for the six-month period as the economic data deteriorated. GDP growth started off strongly but by August 2007 it was reported as barely positive. Unemployment remained at a nine-year low. But consumer prices and wages started falling again and continued to do so through the summer. Investors’ flight to safety led to the unwinding of carry trades,

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2007

strengthening the yen and threatening all-important exports. The MSCI Europe ex UK®(4) Index returned 6.2% for the six months ended August 31, 2007. From mid-March, markets rallied on high consumer and business confidence, record low unemployment, benign inflation and continuing merger and acquisition activity. But nervousness in mid-July after another interest rate increase turned the downturn into a rout as the sub-prime debacle unfolded. On August 16, 2007 some European stock indices had their biggest one-day fall in four and a half years, before a final recovery in the last two weeks. A similar situation existed in the UK where a housing boom and robust service sector had raised GDP growth to 3.0%. Stocks surged into the summer, even shrugging off a July 2007 rate increase to the highest in six years. The slide into the trough on August 16, 2007 was even more violent than in continental Europe and even after a late rebound MSCI UK® Index(5) only returned 4.4% for the half-year.

(1) The MSCI World IndexSM  is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4) The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING RISK MANAGED NATURAL
RESOURCES FUND
PORTFOLIO MANAGERS’ REPORT

Risk Managed Natural Resources Fund (the “Fund”) seeks total return through a combination of current income, capital gains and capital appreciation. The Fund is managed by Paul Zemsky, James A. Vail, Anthony Socci and Jody I. Hrazanek, Portfolio Managers, ING Investment Management Co. — the Sub-Adviser.

Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of companies that are primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies (“Natural Resources Companies”). Equity securities held by the Fund could include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in exchange traded funds (“ETFs”) comprised primarily of natural resources companies. Additionally, the Fund employs an integrated options “collar” strategy which seeks to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and helps the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options.

Equity Portfolio: When selecting equity investments for the Fund, the Sub-Adviser uses fundamental and quantitative research provided by its analysts. The Sub-Adviser normally seeks to identify securities of companies that it believes to be undervalued relative to the value of the energy and natural resources assets they hold or their business fundamentals and outlook. This identification process takes into account current and anticipated economic and financial conditions, as well as company-specific considerations that may cause the issuer’s equity to lead or lag the performance of the broader natural resources investment universe. The Sub-Adviser believes that the best investment candidates are those that feature superior capital allocation, strong competitive position and operations in industries with robust demand. Furthermore, the Sub-Adviser favors companies that can grow their production rather than those that simply rely upon strengthening commodity prices to improve their earnings outlooks. In constructing the portfolio, the Sub-Adviser takes into account the objectives of the Fund’s collar

Country Allocation

as of August 31, 2007
(as a percent of net assets)

United States	91.2%

Canada	4.1%

Brazil	1.0%

Bermuda	0.9%

Australia	0.6%

France	0.4%

Netherlands	0.4%

Luxembourg	0.3%

Greece	0.2%

Hong Kong	0.2%

Jersey	0.2%

South Africa	0.2%

Switzerland	0.2%

Russia	0.1%

United Kingdom	0.1%

Other Assets and Liabilities-Net*	(0.1)%

Net Assets	100.0%

*	Includes short-term investments related to repurchase agreement.

Portfolio holdings are subject to change daily.

strategy and the instruments through which it is implemented. Under normal market conditions, the Fund generally holds approximately 130 equity securities in its portfolio.

“Collar” Strategy: Under normal market conditions, the Fund seeks to manage risk by employing an integrated options collar strategy. The Fund’s collar strategy includes: purchasing put options and writing call options on energy and materials indices (“Resource Indices”) and/or exchange-traded funds (“ETFs”), correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund generally purchases put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund usually writes call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of energy and natural resources securities in its portfolio, while simultaneously generating capital gains in declining markets from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options may be financed by a portion of the premiums received by the Fund from the sale of call options. The Fund may purchase put options and write call options on Resource Indices and/or ETFs including, but not limited to the Energy Select Sector Index® and the Materials Select Sector Index® (each a “Sector Index” and collectively, the “Sector Indices”), and/or the Energy Select Sector SPDR® Fund and the Materials Select Sector SPDR® Fund

Top Ten Holdings

as of August 31, 2007
(as a percent of net assets)

ExxonMobil Corp.	14.2%

ConocoPhillips	7.8%

Chevron Corp.	7.6%

Schlumberger Ltd.	4.9%

Occidental Petroleum Corp.	3.1%

Valero Energy Corp.	2.7%

Marathon Oil Corp.	2.4%

Transocean, Inc.	2.1%

Devon Energy Corp.	1.9%

XTO Energy, Inc.	1.9%

Portfolio holdings are subject to change daily.

ING RISK MANAGED NATURAL
RESOURCES FUND
PORTFOLIO MANAGERS’ REPORT

(each a “SPDR® Fund” and collectively, the “SPDR® Funds”). The collar strategy may be executed primarily in over-the-counter markets with major international banks, broker-dealers and financial institutions.

Performance: Based on its share price as of August 31, 2007, the Fund, provided a six-month total return of (0.87%). This return reflects a decrease in its share price from $18.76 on February 28, 2007 to $17.80 on August 31, 2007, plus the reinvestment of $0.85 per share in distributions. Based on net asset value (“NAV”), the Fund had a total return of 4.97% for the period. A composite of 80% Energy Select Sector Index® (“IXE”) and 20% Materials Select Sector Index® (“IXB”) returned 19.47% for the same period. The portfolio is designed to own only a part of an upside of the market and to protect against part of the downside. During the period, the Fund made two quarterly distributions of $0.425 per share. As of August 31, 2007, the Fund had 22,688,386 shares outstanding.

Market Commentary: Natural resources experienced solid returns during the period. Strong performance through June reflected continued global economic growth, particularly from China and India. Metal prices peaked in July as speculators sold positions ahead of seasonal weakness. Another sell-off occurred in August, caused more by the unwinding of speculative positions and demand for liquidity than a change in global fundamentals.

Equity Portfolio Commentary: To increase the correlation between the portfolio and the collar, a portion of the equity portfolio holds securities contained in the energy and materials indices in which the collar is implemented. In this risk-managed portion of the equity portfolio, the weights for these stocks reflect index weights. During the period, these securities represented 60% or more of the value of the equity portfolio.

The equity portfolio detracted from Fund performance, largely due to energy stock selection in the active portion of the portfolio. Weaker commodity and gas prices hurt the Fund’s holdings in energy exploration and production, the negative impact on which was intensified by the Fund’s overweight in this sub-industry.

Option Portfolio Commentary: The Fund’s collar strategy seeks to protect the portfolio from large NAV declines while seeking to provide current income and retain some potential for upside appreciation. During the period, the Fund purchased put options and wrote call options on the IXE and IXB indexes. The put options were purchased against 100% of the underlying assets with strike prices at roughly 5% out of the money at inception and expiration dates averaging three months. The Fund financed the cost of put options and earned premium income by writing call options on a portion of the Fund’s holdings, with strike prices at or near the money and expiration dates averaging one month. This strategy detracted value in the first four months of the period. Due to strong equity market performance, the majority of the put options expired without value and the majority of the call options detracted value as they expired in the money. The Fund’s put options helped reduce volatility of NAV in mid-July when natural resources stocks experienced a pull-back. The Fund reduced its call coverage level from 70% at the start of the period to about 50% in August to more fully participate in the market’s upward momentum.

Current Strategy and Outlook: For the coming months, we expect volatility levels to remain steady to slightly higher as concerns over commodity prices persist. We believe implied volatility should be adequate to continue earning an attractive level of call premiums after using some of the proceeds to pay for put protection.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2007 (UNAUDITED)

ASSETS:
Investments in securities at value*	$437,747,441
Short-term investments at amortized cost	972,000
Cash	561,810
Foreign currencies at value**	11,610

Receivables:
Investment securities sold	2,293,398
Dividends and interest	1,034,099
Unrealized appreciation on forward foreign currency contracts	105,236
Prepaid expenses	297

Total assets	442,725,891

LIABILITIES:
Payable for investment securities purchased	1,863,934
Unrealized depreciation on forward foreign currency contracts	73,814
Payable to affiliates	405,337
Payable for trustee fees	16,146
Other accrued expenses and liabilities	317,402
Options written***	2,848,194

Total liabilities	5,524,827

NET ASSETS (equivalent to $19.27 per share on 22,688,386 shares outstanding)	$437,201,064

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$410,844,943
Undistributed net investment income	875,148
Accumulated net realized loss on investments, foreign currency related transactions, and written options	(29,831,138)
Net unrealized appreciation on investments, foreign currency related transactions, and written options	55,312,111

NET ASSETS	$437,201,064

* Cost of investments in securities	$382,826,279
** Cost of foreign currencies	$11,641
*** Premiums received for options written	$3,207,727

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2007 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,095,317
Interest	67,919

Total investment income	3,163,236

EXPENSES:
Investment management fees	2,237,147
Transfer agent fees	13,350
Administrative service fees	223,715
Shareholder reporting expense	60,170
Registration fees	40,568
Professional fees	51,572
Custody and accounting expense	99,402
Trustee fees	12,737
Miscellaneous expense	20,910

Total expenses	2,759,571

Net investment income	403,665

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND WRITTEN OPTIONS:

Net realized gain (loss) on:
Investments	25,192,110
Foreign currency related transactions	(884,733)
Written options	(44,316,917)

Net realized loss on investments, foreign currency related transactions, and written options	(20,009,540)

Net change in unrealized appreciation or depreciation on:
Investments	43,445,475
Foreign currency related transactions	(65,100)
Written options	(2,431,165)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	40,949,210

Net realized and unrealized gain on investments, foreign currency related transactions, and written options	20,939,670

Increase in net assets resulting from operations	$21,343,335

* Foreign taxes withheld	$32,761

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months	October 24, 2006(1)
	Ended	to
	August 31,	February 28,
	2007	2007

FROM OPERATIONS:
Net investment income	$403,665	$1,298,826
Net realized loss on investments, foreign currency related transactions, and written options	(20,009,540)	(9,807,217)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and written options	40,949,210	14,362,901

Net increase in net assets resulting from operations	21,343,335	5,854,510

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	—	(878,027)
Tax return of capital	(19,251,803)	(2,331,900)

Total distributions	(19,251,803)	(3,209,927)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	430,756,000(2)
Dividends reinvested	1,514,165	94,784

Net increase in net assets resulting from capital share transactions	1,514,165	430,850,784

Net increase in net assets	3,605,697	433,495,367

NET ASSETS:
Beginning of period	433,595,367	100,000

End of period	$437,201,064	$433,595,367

Undistributed net investment income at end of period	$875,148	$471,483

(1)	Commencement of operations.

(2)	Proceeds from sales of shares net of sales load paid of $20,340,000 and offering costs of $904,000.

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL RESOURCES FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months	October 24,
	Ended	2006(1) to
	August 31,	February 28,
	2007	2007

Per Share Operating Performance:
Net asset value, beginning of period	$19.18	19.06 (2)

Income from investment operations:
Net investment income	$0.02	0.06 *
Net realized and unrealized gain on investments	$0.92	0.20
Total from investment operations	$0.94	0.26

Less distributions from:
Net investment income	$—	0.04
Tax return of capital	$0.85	0.10
Total distributions	$0.85	0.14
Net asset value, end of period	$19.27	19.18
Market value, end of period	$17.80	18.76

Total investment return at net asset value(3)%	4.97	1.38

Total investment return at market value(4)%	(0.87)	(5.50)

Ratios and Supplemental Data:
Net assets, end of period (millions)	$437	434

Ratios to average net assets:
Gross expenses prior to expense reimbursement(5)%	1.23	1.23
Net expenses after expense reimbursement(5)%	1.23	1.18
Net investment income(5)%	0.18	0.88
Portfolio turnover rate %	22	21

(1) Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5) Annualized for periods less than one year.

* Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The investment objective for the Fund is total return through a combination of current income, capital gains and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of Natural Resources Companies. Natural Resource Companies are those primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies. Additionally, the Fund employs an integrated options “collar” strategy to seek to partially reduce the exposure of the Fund to declines in the value of the energy and natural resources securities in its portfolio and to help the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put options and premiums from writing call options. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid quarterly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The Fund intends to make regular quarterly distributions based on the past and projected performance of the Fund. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot by determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York Mellon Corporation (“BNY”) the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Under normal market conditions, the Fund will seek to manage risk by employing an integrated options “collar” strategy. The Fund’s collar strategy will include purchasing put options and writing call options on Resource Indices and/or Exchange Traded Funds, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. Under normal market conditions, the Fund will generally purchase put options approximately 5% “out-of-the-money,” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets. The Fund will usually write call options “at-the-money” or “near-to-the-money,” usually on a one-month basis and for an amount equal to 50-100% of the value of the Fund’s underlying assets. The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of the securities of Natural Resources Companies in its portfolio, while simultaneously generating capital gains from the purchase of put options and premiums from writing call options to help the Fund achieve its total return investment objective. Put options will be financed by a portion of the premiums received by the Fund from the sale of call options.

J.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral,

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and it might incur disposition costs in liquidating the collateral.

K.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2007, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. (“ING IM”). Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

Effective November 1, 2006, certain ING funds sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Fund.

ING Funds Services, LLC (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

As of August 31, 2007, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$368,489	$36,848	$405,337

The Fund has adopted a Retirement Policy (“Policy”) covering all Independent Trustees of the Fund who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement and are recorded as trustee fees in the financial statements.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2007, excluding short-term securities, were $97,988,022 and $162,557,209, respectively.

NOTE 6 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for the Fund for the period ended August 31, 2007 was as follows:

	Number of
	Contracts	Premium

Balance at 2/28/2007	574,500	$6,361,944
Options Written	2,669,256	35,911,211
Options Expired	(1,002,400)	(12,193,517)
Options Terminated in Closing Purchase Transactions	(1,939,000)	(26,871,911)

Balance at 8/31/2007	302,356	$3,207,727

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Fund also may enter into a working capital facility to facilitate its collar strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Non-Diversified and Natural Resources Companies. The Fund may be subject to large price volatility due to non-diversification and concentration in Natural Resources Companies. Securities of such companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. Because many Natural Resources Companies have significant operations in many countries worldwide, the Fund’s portfolio will be more exposed than a more diversified portfolio to unstable political, social and economic conditions, including expropriation and disruption of licenses or operations. This means that the Fund’s portfolio of Natural Resources Companies may be more exposed to price volatility, liquidity and other risks that accompany an investment in equities of foreign companies than portfolios of international equities generally.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Six Months	October 24,
	Ended	2006(1) to
	August 31,	February 28,
	2007	2007

Number of Shares
Shares sold	—	22,600,000
Dividends reinvested	78,414	4,972

Net increase in shares outstanding	78,414	22,604,972

$
Shares sold	$—	$430,756,000 (2)
Dividends reinvested	1,514,165	94,784

Net increase	$1,514,165	$430,850,784

(1)	Commencement of operations.

(2)	Proceeds from sales of shares net of sales load paid of $20,340,000 and offering costs of $904,000.

NOTE 9 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Fund may invest up to 15% of its net assets, at market value, in illiquid securities at time of purchase.

		Initial			Percent
		Acquisition			of Net
Security	Shares	Date	Cost	Value	Assets

Triangle Petroleum Corp.	39,100	02/26/07	$78,200	$55,522	0.0%
Solid Resources Ltd.	321,143	03/19/07	272,698	304,113	0.1%
Cano Petroleum, Inc.	244,200	10/27/06	1,277,084	1,489,620	0.3%
PetroHawk Energy Corp.	27,400	10/27/06	317,171	414,836	0.1%

			$1,945,153	$2,264,091	0.5%

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. As of August 31, 2007, the Fund did not have any securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2007. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2006

Ordinary	Return of
Income	Capital

$878,010	$2,331,900

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2006 were:

Post-October
Unrealized	Capital Losses
Appreciation	Deferred

$14,170,996	$(16,510,393)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the U.S. Securities and Exchange Commission (the “SEC”) has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For the February year-end closed-end funds, the August 31, 2007 NAV and this semi-annual report are required to reflect the effects of FIN 48. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Fund has analyzed the tax positions of the Fund. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of August 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters.

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2007, the Fund declared a quarterly dividend of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date

$0.425	09/21/2007	10/15/2007	10/03/2007

The Fund estimates that distributions for the tax year commencing on January 1, 2007, and including the distributions listed above, will be comprised of approximately 100% return of capital.

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL
RESOURCES FUND
AS OF AUGUST 31, 2007 (UNAUDITED)

Shares			Value

COMMON STOCK: 99.1%
		Building Materials: 0.1%
84,200	@@	Norbord, Inc.	$612,364

			612,364

		Chemicals: 7.2%
32,450		Air Products & Chemicals, Inc.	2,920,825
8,050		Ashland, Inc.	481,310
143,600		Dow Chemical Co.	6,121,668
11,500		Eastman Chemical Co.	767,740
25,050		Ecolab, Inc.	1,043,583
138,300		EI DuPont de Nemours & Co.	6,742,125
17,350	@	Hercules, Inc.	361,227
10,850		International Flavors & Fragrances, Inc.	544,996
81,350		Monsanto Co.	5,673,349
25,100		PPG Industries, Inc.	1,841,085
43,250		Praxair, Inc.	3,272,295
22,400		Rohm & Haas Co.	1,266,496
18,700		Sigma-Aldrich Corp.	837,760

			31,874,459

		Coal: 1.2%
81,850		Consol Energy, Inc.	3,264,178
47,100		Peabody Energy Corp.	2,002,221

			5,266,399

		Electric: 0.1%
9,500	@	Mirant Corp.	370,215

			370,215

		Energy — Alternate Sources: 0.0%
30,100	@	Biofuel Energy Corp	188,125

			188,125

		Engineering & Construction: 1.2%
913,500	@,@@	Boart Longyear Group	1,644,684
10,900	@	Foster Wheeler Ltd.	1,290,996
23,900	@	McDermott International, Inc.	2,294,161

			5,229,841

		Forest Products & Paper: 1.4%
68,100		International Paper Co.	2,390,991
25,850		MeadWestvaco Corp.	816,602
15,150		Temple-Inland, Inc.	834,462
31,650		Weyerhaeuser Co.	2,157,581

			6,199,636

		Iron/ Steel: 2.1%
27,350		Allegheny Technologies, Inc.	2,718,317
10,000	@@	Arcelor Mittal	662,000
144,500	@,@@	Consolidated Thompson Iron Mines Ltd.	662,291
56,200		Nucor Corp.	2,972,980
23,400		United States Steel Corp.	2,210,832

			9,226,420

		Metal Fabricate/ Hardware: 0.2%
12,900	@@	Tenaris SA ADR	605,397
8,600	@@,#	TMK OAO GDR	331,100

			936,497

		Mining: 9.0%
24,600	@@	Agnico-Eagle Mines Ltd.	1,093,470
191,850		Alcoa, Inc.	7,008,281
27,078	@@	Aquarius Platinum Ltd.	833,305
62,300	@@	Barrick Gold Corp.	2,025,996
205,900	@,@@	Breakwater Resources Ltd.	540,098
15,700	@@	Cameco Corp.	634,096
25,800	@@	Cia Vale do Rio Doce ADR	1,272,714
166,500	@,@@	European Goldfields Limited	799,389
13,000	@@	First Quantum Minerals Ltd.	984,848
74,100	@,@@	First Uranium Corp.	564,872
40,600	@,@@	FNX Mining Co., Inc.	1,107,273
83,703		Freeport-McMoRan Copper & Gold, Inc.	7,317,316
50,500	@@	GoldCorp, Inc.	1,190,285
42,600	@,@@	Kinross Gold Corp.	520,572
92,100	@,@@	Mag Silver Corp.	1,133,807
33,600	@,@@	Major Drilling Group International	1,399,045
1,297,300	@,@@	Merafe Resources Ltd.	278,298
27,700	@	Meridian Gold, Inc.	769,229
98,700		Newmont Mining Corp.	4,171,062
42,200	@@	Perilya Ltd.	131,851
44,400	@@	Randgold Resources Ltd. ADR	1,063,380
2,300	@@	Rio Tinto PLC ADR	632,040
165,500	@,@@	Shore Gold, Inc.	510,919
321,143	@@,I	Solid Resources Ltd.	304,113
13,400	@@	Teck Cominco Ltd.	571,242
14,600		Vulcan Materials Co.	1,314,146
17,000	@@	Xstrata PLC	1,000,208

			39,171,855

		Oil & Gas: 59.5%
57,300	@	American Oil & Gas, Inc.	332,340
102,750		Anadarko Petroleum Corp.	5,032,695
72,800		Apache Corp.	5,633,264
42,900		Cabot Oil & Gas Corp.	1,430,286
244,200	@,I	Cano Petroleum, Inc.	1,489,620
108,500		Chesapeake Energy Corp.	3,500,210
380,350		Chevron Corp.	33,379,516
6,500	@@	CNOOC Ltd. ADR	798,850
69,500	@	Concho Resources, Inc.	881,955
417,100		ConocoPhillips	34,156,309
16,400	@	Delta Petroleum Corp.	242,884
24,200	@	Denbury Resources, Inc.	962,676
109,200		Devon Energy Corp.	8,223,852
53,900	@@	Encana Corp.	3,153,150
94,200	@,@@	Energy XXI Acquisition Corp. Bermuda Ltd.	494,550
27,300		ENSCO International, Inc.	1,480,206
66,850		EOG Resources, Inc.	4,503,016
83,100	@	EXCO Resources, Inc.	1,396,080
725,750	~	ExxonMobil Corp.	62,218,548
17,600		GlobalSantaFe Corp.	1,242,384
118,750		Hess Corp.	7,287,688
28,300	@,@@	InterOil Corp.	1,003,235
100,600	@	Kodiak Oil & Gas Corp.	362,160
194,200		Marathon Oil Corp.	10,465,438
55,400		Murphy Oil Corp.	3,376,076
78,300	@,@@	Nabors Industries Ltd.	2,316,897
10,000	@@	Niko Resources Ltd.	880,682
77,100		Noble Corp.	3,782,526
241,950		Occidental Petroleum Corp.	13,716,146
47,000	@	Parallel Petroleum Corp.	831,430
27,400	@,I	PetroHawk Energy Corp.	414,836
47,650	@@	Petroleo Brasileiro SA ADR	2,946,676
69,800	@	Petroquest Energy, Inc.	778,968
28,300	@	Plains Exploration & Production Co.	1,062,099
9,300	@	Quicksilver Resources, Inc.	371,535
22,700		Range Resources Corp.	824,237
34,800	@	Rex Energy Corp.	299,628
53,300		Rowan Cos., Inc.	2,000,882
24,070	@@	Royal Dutch Shell PLC ADR	1,861,815
36,300	@	Southwestern Energy Co.	1,349,997
35,900		Sunoco, Inc.	2,625,726
23,800	@@	Total SA ADR	1,787,142
86,050	@	Transocean, Inc.	9,042,995
39,100	@,@@,I	Triangle Petroleum Corp.	55,522
170,950		Valero Energy Corp.	11,711,785

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL
RESOURCES FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

Shares			Value

		Oil & Gas: (continued)
150,850		XTO Energy, Inc.	$8,200,206

			259,908,718

		Oil & Gas Services: 13.5%
55,100	@	Allis-Chalmers Energy, Inc.	1,097,592
80,900		Baker Hughes, Inc.	6,784,274
86,200		BJ Services Co.	2,138,622
10,200	@	Cameron International Corp.	834,054
53,400	@	Geokinetics, Inc.	1,134,216
12,300	@	Grant Prideco, Inc.	680,190
187,250		Halliburton Co.	6,476,978
26,758	@	Hercules Offshore, Inc.	680,724
45,000	@	Key Energy Services, Inc.	666,000
57,950	@	National Oilwell Varco, Inc.	7,417,600
115,400	@	Particle Drilling Technologies, Inc.	286,192
224,050		Schlumberger Ltd.	21,620,825
35,250		Smith International, Inc.	2,362,103
15,700	@	Superior Energy Services	609,474
106,000	@	Weatherford International Ltd.	6,188,280

			58,977,124

		Packaging & Containers: 0.6%
14,650		Ball Corp.	767,367
15,650		Bemis Co.	467,466
18,900	@	Pactiv Corp.	552,825
22,550		Sealed Air Corp.	596,448

			2,384,106

		Pipelines: 2.7%
202,300		El Paso Corp.	3,210,501
16,100	@	Quicksilver Gas Services LP	360,640
24,000	@	Semgroup Energy Partners LP	720,960
110,679		Spectra Energy Corp.	2,573,287
12,600		Targa Resources Partners LP	378,000
145,800		Williams Cos., Inc.	4,519,800

			11,763,188

		Transportation: 0.3%
16,400	@@	Nordic Amer Tanker Shipping	604,832
43,700	@@	Stealthgas, Inc.	753,825

			1,358,657

		Total Common Stock (Cost $371,793,098 )	433,467,604

POSITIONS IN PURCHASED OPTIONS: 1.0%
146,600		Put Option OTC — JPMorgan Basic Industries Select Sector Index Strike 402.33, exp 09/21/07	$1,040,860
72,300		Put Option OTC — JPMorgan Basic Industries Select Sector Index Strike 394.40, exp 09/21/07	328,965
348,700		Put Option OTC — JPMorgan Energy Select Sector Index Strike 676.32, exp 09/21/07	2,524,588
176,800		Put Option OTC — JPMorgan Energy Select Sector Index Strike 644.77, exp 09/21/07	385,424

		Total Purchased Options (Cost $11,033,181 )	4,279,837

		Total Long-Term Investments (Cost $382,826,279)	437,747,441

SHORT-TERM INVESTMENTS: 0.2%
		Repurchase Agreement: 0.2%
$972,000		Morgan Stanley Repurchase Agreement dated 08/31/07, 5.250%, due 09/04/07, $972,567 to be received upon repurchase (Collateralized by $1,000,000 Federal National Mortgage Association, Discount Note, Market Value $991,700, due 10/31/07)	$972,000

		Total Short-Term Investments (Cost $972,000)	972,000

Total Investments in Securities (Cost $383,798,279)*	100.3%	$438,719,441
Other Assets and Liabilities-Net	(0.3)	(1,518,377)

Net Assets	100.0%	$437,201,064

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
~	All or a portion of this security is segregated as collateral for written options. ;
I	Illiquid securities
*	Cost for federal income tax purposes is $384,268,530.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$67,039,751
Gross Unrealized Depreciation	(12,588,840)

Net Unrealized Appreciation	$54,450,911

At August 31, 2007 the following forward foreign currency contracts were outstanding for the ING Risk Managed Natural Resources Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation/
Currency	Buy/Sell	Date	For	Value	(Depreciation)

			USD
Australia Dollars AUD 4,190,000	Sell	9/24/07	3,531,332	$3,427,089	$104,242
Canada Dollars CAD 11,100,000	Sell	9/24/07	10,443,127	10,516,942	$(73,814)
South Africa Rand ZAR 2,610,000	Sell	9/25/07	365,403	364,409	$994

					$31,422

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL
RESOURCES FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

ING Risk Managed Natural Resources Fund Written Options Outstanding on August 31, 2007:

					Premium
		Exercise	Expiration	# of	Received Net
Description/Name of Issuer	Counterparty	Price	Date	Contracts	of Commissions	Value

Call Option OTC — Energy Select Sector Index	JPMorgan Chase	710.00	09/21/07	153,000	$1,574,370	$(1,441,260)
Call Option OTC — Energy Select Sector Index	Morgan Stanley	710.00	09/21/07	149,356	1,633,357	(1,406,934)

					$3,207,727	$(2,848,194)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RISK MANAGED NATURAL
RESOURCES FUND
AS OF AUGUST 31, 2007 (UNAUDITED) (CONTINUED)

Supplemental Option Information

Supplemental Call Option Statistics as of August 31, 2007
% of Total Net Assets against which calls written	48%
Average Days to Expiration	21 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$3,207,727
Value of calls	$(2,848,194)

Supplemental Put Option Statistics as of August 31, 2007
% of Total Net Assets against which index puts purchased	99%
Average Days to Expiration	21 days
Average Index Put Moneyness* at time purchased	5% OTM
Premium paid for puts	$11,033,181
Value of puts	$4,279,837

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders was held June 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of the matter voted upon as well as the result is outlined below:

ING Risk Managed Natural Resources Fund, Class I Trustees

To elect three Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.(1)

			Shares voted
		Shares	against or	Shares	Total
	Proposal 1	voted for	withheld	abstained	Shares Voted

Class I Trustees	John V. Boyer	21,637,439	148,735	—	21,786,174
	Patricia W. Chadwick	21,634,480	151,694	—	21,786,174
	Sheryl K. Pressler	21,632,441	153,733	—	21,786,174

(1)	The proposal passed at this meeting.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting BNY (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

It is contemplated that the Fund will pay quarterly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at 800-992-0180.

KEY FINANCIAL DATES — CALENDAR 2007 DIVIDENDS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE

March 23	April 2	April 16
June 22	July 2	July 16
September 21	October 1	October 15
December 21	December 31	January 15

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IRR).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2007 was 22,246, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 3, 2007 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

The Bank of New York Mellon Corporation
101 Barclay Street (11E)
New York, New York 10286

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

PRSAR-UIRR (0807-101907)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Risk Managed Natural Resources Fund

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: November 2, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews President and Chief Executive Officer
Date: November 2, 2007

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: November 2, 2007